UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2022

Creatd, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-39500	87-0645394
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

648 Broadway, Suite 200

New York, NY 10012

(Address of principal executive offices)

(201) 258-3770

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CRTD	The Nasdaq Stock Market LLC

Common Stock Purchase Warrants	CRTDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 7, 2022, Creatd, Inc., a Nevada corporation (the “Company”), entered into a securities purchase agreement (the “Purchase Agreement”) with thirteen accredited investors resulting in the raise of $2,659,750 in gross proceeds to the Company. Pursuant to the terms of the Purchase Agreement, the Company agreed to sell in a registered direct offering an aggregate of 1,519,857 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) together with warrants to purchase an aggregate of 1,519,857 shares of Common Stock (the “Warrants”) at an exercise price of $1.75 per share (collectively, the “Offering”). The warrants will be immediately exercisable and will expire on March 9, 2027.

The Offering is expected to close on or about March 9, 2022, subject to the satisfaction of customary closing conditions as set forth in the Purchase Agreement. The Company expects the gross proceeds from the Offering to be $2,659,750, before deducting Offering expenses, which will be used for general corporate purposes, including working capital.

The shares of Common Stock were offered and sold by the Company pursuant to a prospectus supplement, which will be filed with the Securities and Exchange Commission (the “SEC”), in connection with a takedown from the Company’s effective shelf registration statement on Form S-3, which was filed with the SEC on November 25, 2020 and subsequently declared effective on April 23, 2021 (File No. 333-250982) (the “Shelf Registration Statement”).

The forms of the Purchase Agreement and the Warrant are filed as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K. The foregoing summaries of the terms of these documents are subject to, and qualified in their entirety by, such documents, which are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Form of Warrant
10.1	For of Securities Purchase Agreement dated March 9, 2022 between Creatd, Inc. and certain purchasers
5.1	Opinion of Lucosky Brookman LLP
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREATD, INC.

Date: March 9, 2022	By:	/s/ Laurie Weisberg
	Name:	Laurie Weisberg
	Title:	Chief Executive Officer

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